Exhibit 4.1
                           SPECIMEN STOCK CERTIFICATE


NUMBER
AAS________                                                         COMMON STOCK
                                                                          SHARES
                                NEW COMMON STOCK


                        ALL AMERICAN SEMICONDUCTOR, INC.
                             A DELAWARE CORPORATION

                                                               CUSIP 016557 40 7
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


THIS
CERTIFIES
THAT

IS THE
OWNER OF

FULLY PAID AND  NONASSESSABLE  SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
OF

                        ALL AMERICAN SEMICONDUCTOR, INC.

                              CERTIFICATE OF STOCK

(the "Company"), transferable in person or by duly authorized attorney upon surrender of this Certificate properly enclosed. The holder hereof accepts said shares of common stock with notice of, and subject to, the provisions of the Company's Certificate of Incorporation and Bylaws and all amendments thereto. This Certificate is not valid unless countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

Dated:

                                [CORPORATE SEAL]

/s/ HOWARD FLANDERS                                      /s/ BRUCE M. GOLDBERG
    VICE PRESIDENT, CORPORATE SECRETARY                      PRESIDENT
    AND CHIEF FINANCIAL OFFICER


COUNTERSIGNED:
     AMERICAN STOCK TRANSFER & TRUST COMPANY
               (NEW YORK, N.Y.)

                                                                  TRANSFER AGENT

                                                            AUTHORIZED SIGNATURE

         The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such request shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
  TEN COM-as tenants in common          UNIF GIFT MIN ACT-......Custodian......
  TEN ENT-as tenants by the entireties                    (Cust)         (Minor)
  JT TEN-as joint tenants with right of                under Uniform Gifts to
         survivorship and not as tenants               Minors Act.......
         in common                                               (State)

    Additional abbreviations may also be used though not in the above list.

          For value received_______________hereby sell, assign and transfer unto

  Please insert Social Security or other
  identifying number of assignee, if any

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Please print or typewrite name and address including postal zip code of assignee

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Shares of the Common Stock represented by the within Certificate,  and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the Company with full power of substitution in the premises.

                                             Signature


                                             -----------------------------------
                                             NOTICE:   The   signature  to  this
                                             assignment must correspond with the
                                             name as  written  upon  the face of
                                             the    Certificate,     in    every
                                             particular  without  alteration  or
                                             enlargement,    or    any    change
Date:  ________________________________      whatever.